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                                                                   Exhibit 10(s)
                               FIRST AMENDMENT TO
                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                     EMPLOYEE STOCK PURCHASE LOAN AGREEMENT

          This First Amendment to Employee Stock Purchase Loan Agreement (the "First Amendment") dated as of July 22, 1993, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (the "Company") and amends the Employee Stock Purchase Loan Agreement dated as of November 10, 1992 between the Bank and the Company (the "Agreement").

                              PRELIMINARY STATEMENT

          The Bank and the Company desire to amend the Agreement on the following terms and conditions.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. TERMS. All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein.

          2. AMENDMENTS. The parties hereto agree that Section 1(a) is hereby amended by deleting "June 30, 1993" and inserting "June 30, 1994" in lieu thereof.

          3. REPRESENTATIONS AND WARRANTIES. The Company representations and warrants to the Bank:

          3.1 AUTHORIZATION; ENFORCEABLE AGREEMENT. This First Amendment, and any instrument or agreement required hereunder, are within the Company's powers, have been duly authorized, and do not conflict with any of its organizational papers. This First Amendment is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable. This First Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

          3.2 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

          4.   ENFORCING THIS AGREEMENT; MISCELLANEOUS

          4.1 CALIFORNIA LAW. This First Amendment is governed by laws of the State of California law.

          4.2 SUCCESSORS AND ASSIGNS. This First Amendment is binding on the Company's and the Bank's successors and assignees. The Company agrees that it may not assign this First Amendment without the Bank's prior consent.

          4.3 NOTICES. All notices required under this First Amendment shall be personally delivered or sent by first class mail, postage prepaid, to the addresses on the signature page of this First Amendment, or to such other addresses as the Bank and the Company may specify from time to time in writing.

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          5.   MISCELLANEOUS.

          5.1 EFFECTIVENESS OF THE AGREEMENT. Except as hereby amended, the Agreement shall remain in full force and effect.

          5.2 COUNTERPARTS. This First Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

          This First Amendment is executed as of the date stated at the top of the first page.

                              SCIENCE APPLICATIONS INTERNATIONAL
                              CORPORATION


                              By      S/  W. A. Roper, Jr.
                                -----------------------------------------------
                              Title   Senior Vice President and CFO
                                   --------------------------------------------

                              By      Ward Reed
                                -----------------------------------------------
                              Title   Corporate Vice President and Treasurer
                                   --------------------------------------------

                              Notices:

                              Science Applications International Corporation 10260 Campus Point Drive
                              San Diego, California  92121

                              With a copy to:

                              Science Applications International Corporation Legal Department
                              10260 Campus Point Drive
                              San Diego, California  92121

                              BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION


                         By   S/ Lori Kannegieter
                           ----------------------------------------------------
                              Lori Kannegieter
                              Vice President

                              Notices:
                              555 S. Flower St., Credit Products #5618
                              Los Angeles, California 90071
                              Attention:Lori Kannegieter
                                        Vice President